EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Manufacturers’ Services Limited (the “Company”) for the period ended September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert C. Bradshaw, Chief Executive Officer of the Company, and Albert A. Notini, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; an

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Bradshaw
Dated: November 13, 2002	Robert C. Bradshaw
Chief Executive Officer

/s/ Albert A. Notini
Dated: November 13, 2002	Albert A. Notini
Chief Financial Officer